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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 3, 2012, except for Note 1(B), as to which the date is June 18, 2012, in Amendment No. 5 to the Registration Statement (Form S-1) and the related Prospectus of TESARO, Inc.

                      /s/ Ernst & Young LLP

Boston, Massachusetts
June 18, 2012

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm